SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2002

EQUITY OFFICE PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation)	1-13115 (Commission File Number)	36-4151656 (IRS Employer Identification Number)

2 North Riverside Plaza Suite 2100 Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)

Registrant’s telephone number, including area code: (312) 466-3300

Not applicable
(Former name or former address, if changed since last report)

Item 5. Other Events

     Equity Office Properties Trust, or Equity Office, is filing as Exhibit 99.1 a description of the material U.S. federal income tax consequences relating to the taxation of Equity Office as a REIT and the ownership and disposition of Equity Office common shares. This description replaces and supersedes prior descriptions of the material federal income tax treatment of Equity Office and its shareholders.

     Equity Office is filing as Exhibit 99.2 a risk factor to supplement those risk factors contained in Equity Office’s Current Report on Form 8-K dated February 12, 2002.

     The description of material U.S. federal income tax consequences and the supplemental risk factor include forward-looking statements. These forward-looking statements are identified by using words such as “anticipate”, “believe”, “intend”, “may be” and “will be” and similar words or phrases, or the negative thereof. Important factors that could cause actual results to differ materially from those reflected in such forward-looking statements include, among others, the risk factors included in Equity Office’s Current Report on Form 8-K dated February 12, 2002 and this Current Report on Form 8-K, in each case, as amended or supplemented from time to time, and the factors discussed in the description of material U.S. federal income tax consequences included in this Current Report on Form
8-K. For all forward-looking statements contained herein, Equity Office claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

Attached as exhibits to this form are the documents listed below:

Exhibit	Document

99.1	Material Federal Income Tax Consequences
99.2	Cautionary Statements for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY OFFICE PROPERTIES TRUST

Date: June 27, 2002	By:	/s/ Stanley M. Stevens
Stanley M. Stevens Executive Vice President, Chief Legal Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Document

99.1	Material Federal Income Tax Consequences
99.2	Cautionary Statements for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995

4